UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest       May 22, 2003
event reported)

Quality Systems, Inc.
(Exact name of registrant as specified in its charter)

          California                     0-13801                 95-2888568
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                     Identification No.)

18191 Von Karman Avenue, Suite 450
Irvine, California                                                  92612
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number,        (949) 255-2600
including area code


--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit No.          Description
      ---------------      ----------------------------------------------------
      99.1                 Press Release dated May 22, 2003.
      99.2                 Transcript of Conference Call Held on May 22, 2003.

Item 9. Regulation FD Disclosure.

      This information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

      The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      On May 22, 2003, Quality Systems, Inc. issued a press release announcing its financial performance for the period ended March 31, 2003. On that same date, Quality Systems, Inc. conducted a conference call concerning its performance for the period ended March 31, 2003. A copy of the press release is attached to this Form 8-K as Exhibit 99.1. A copy of the transcript of the conference call is attached to this Form 8-K as Exhibit 99.2.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  QUALITY SYSTEMS, INC.
                                                       (Registrant)


Date May 23, 2003                              /s/   Louis Silverman
                                               ---------------------------------
                                                         (Signature)

                                               Louis Silverman, Chief Executive
                                                           Officer

                                  EXHIBIT INDEX

Exhibit No.             Description
----------------        --------------------------------------------------------

99.1                    Press Release dated May 22, 2003.
99.2                    Transcript of Conference Call Held on May 22, 2003.